EXHIBIT 99.1

                            INSTRUCTIONS AS TO USE OF
                SIEBERT FINANCIAL CORP. SUBSCRIPTION CERTIFICATES

                                 ---------------

               CONSULT THE INFORMATION AGENT, YOUR BANK OR BROKER
                               AS TO ANY QUESTIONS

         The following instructions relate to a rights offering (the "Rights Offering") by Siebert Financial Corp., a New York corporation (the "Company"), to the holders of its Common Stock, par value $.01 per share (the "Common Stock"), as described in the Company's Prospectus dated July _____, 1998 (the "Prospectus"). Holders of record of Common Stock at the close of business on _________, July ____, 1998 (the "Record Date") are receiving one (1) transferable subscription right (the "Right") for each share of Common Stock held by them on the Record Date. An aggregate of up to approximately 1,100,000
Rights exercisable to purchase an aggregate of up to approximately 1,100,000 shares of Common Stock (the "Underlying Shares") is being distributed in connection with the Rights Offering. Each Right is exercisable, upon payment of $____ in cash (the "Subscription Price"), to purchase one share of Common Stock (the "Basic Subscription Privilege"). In addition, subject to the allocation described below, Record Date stockholders who fully exercise all Rights distributed to them will also be entitled to subscribe at the Subscription Price for an unlimited number of additional shares of Common Stock (the "Oversubscription Privilege"). Transferees of Rights may not exercise the Oversubscription Privilege with respect to such Rights. Underlying Shares will be available for purchase pursuant to the Oversubscription Privilege only to the extent that all the Underlying Shares are not subscribed for through the exercise of the Basic Subscription Privilege by the Expiration Date (as hereinafter defined). If the Underlying Shares so available (the "Excess Shares") are not sufficient to satisfy all subscriptions pursuant to the Oversubscription Privilege, the available Underlying Shares will be allocated pro rata (subject to elimination of fractional shares) among the holders of Rights who exercise the Oversubscription Privilege in proportion to the number of shares requested pursuant to the Oversubscription Privilege; provided, however, that if such pro rata allocation results in any holder being allocated a greater number of Excess Shares than such holder subscribed for pursuant to the exercise of such holder's Oversubscription Privilege, then such holder will be allocated only such number of shares of Excess Shares as such holder subscribed for and the remaining Excess Shares will be allocated among all other holders exercising Oversubscription Privileges. See "THE RIGHTS OFFERING - Subscription Privileges" in the Prospectus.

         No fractional Rights or cash in lieu thereof will be issued or paid. The number of Rights distributed by the Company has been rounded up to the nearest whole number in order to avoid issuing fractional Rights.

         The Rights will expire at 5:00 p.m., New York City time, on ___________, August _____, 1998 (the "Expiration Date"). It is anticipated that the Rights will be traded in the Nasdaq SmallCap Market and in the over-the-counter market.

         The number of Rights to which you are entitled is printed on the face of your subscription certificate. You should indicate your wishes with regard to the exercise or sale of your Rights by completing the appropriate form or forms on your subscription certificate and returning the subscription certificate to the Subscription Agent in the envelope provided.

         PAYMENT OF THE SUBSCRIPTION PRICE AND YOUR SUBSCRIPTION CERTIFICATE MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION CERTIFICATE MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

1.       SUBSCRIPTION PRIVILEGES.

         To exercise Rights, complete Form 1 and send your properly completed and executed subscription certificate, together with payment in full of the Subscription Price for each Underlying Share subscribed for pursuant to the
Basic Subscription Privilege and the Oversubscription Privilege, to the Subscription Agent. Payment of the Subscription Price must be made in U.S. dollars for the full number of Underlying Shares being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to American Stock Transfer & Trust Company, as Subscription Agent, or (b) by wire transfer of funds to the account maintained by the Subscription Agent for such purpose at the Chase Manhattan Bank; Account No. 323294723; ABA No. 02100021. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) the clearance of any uncertified check, (ii) the receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank or any postal, telegraphic or express money order or (iii) the receipt of good funds in the Subscription Agent's account designated above. IF PAYING BY UNCERTIFIED PERSONAL CHECK, PLEASE NOTE THAT THE FUNDS PAID THEREBY MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR. ACCORDINGLY, HOLDERS OF RIGHTS WHO WISH TO PAY THE SUBSCRIPTION PRICE BY MEANS OF UNCERTIFIED PERSONAL CHECK ARE URGED TO MAKE PAYMENT SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO ENSURE THAT SUCH PAYMENT IS RECEIVED AND CLEARS BY SUCH DATE AND ARE URGED TO CONSIDER PAYMENT BY MEANS OF CERTIFIED OR CASHIER'S CHECK, MONEY ORDER OR WIRE TRANSFER OF FUNDS. You may also transfer your subscription certificate to your bank or broker in accordance with the procedures specified in paragraph 3(a) below, make arrangements for the delivery of funds on your behalf and request such bank or broker to exercise the Subscription Certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form of EXHIBIT A to these instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being an "Eligible Institution") to be received by the Subscription Agent at or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your subscription certificate and the number of Rights being exercised pursuant to the Basic Subscription Privilege and the number of Underlying Shares, if any, being subscribed for pursuant to the Oversubscription Privilege, and will guarantee the delivery to the Subscription Agent of your properly completed and executed subscription certificate(s) within three Nasdaq SmallCap Market trading days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, your subscription certificates must be received by the Subscription Agent within three Nasdaq SmallCap Market trading days following the date of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Information Agent at the address, or by calling the telephone number, indicated below.

         Banks, brokers and other nominee holders of Rights who exercise Rights and the Oversubscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and the Company, in connection with the exercise of the Oversubscription Privilege, as to the aggregate number of Rights that have been exercised, and the number of shares that are being subscribed for pursuant to the Oversubscription Privilege, by each beneficial owner of Rights on whose behalf such nominee holder is acting. If more Underlying Shares are subscribed for pursuant to the Oversubscription Privilege than are available for sale, Underlying Shares will be allocated, as described above, among persons exercising the Oversubscription Privilege in proportion to the number of shares requested pursuant to the Oversubscription Privilege.

         The address, telephone and telecopier numbers of the Subscription Agent are as follows:


                  BY MAIL:                            BY FACSIMILE                            BY HAND:
           American Stock Transfer                   TRANSMISSION:                    American Stock Transfer
               & Trust Company                       (718) 234-5001                       & Trust Company
         40 Wall Street, 46th Floor                                                  40 Wall Street, 46th Floor
          New York, New York 10005                                                    New York, New York 10005
                                                 TO CONFIRM RECEIPT OF
                                               FACSIMILE AND FOR GENERAL
                                                      INFORMATION:
                                                     (800) 937-5449

         Questions and requests for assistance or additional materials may be directed to the Information Agent at the telephone number and address listed below.

                              D.F. King & Co., Inc.
                                 77 Water Street
                                   20th Floor
                            New York, New York 10005
                  Banks and Brokers Call Collect (212) 269-5550
                      Others Call TOLL-FREE (800) 859-8508

         If you exercise less than all of the Rights evidenced by your subscription certificate by so indicating in Form 1 of your subscription certificate, the Subscription Agent either (i) will issue to you a new subscription certificate evidencing the unexercised Rights, (ii) if you so indicate on Form 2 of your subscription certificate, will transfer the unexercised Rights in accordance with your instructions or (iii) if you so indicate in Form 3 of your subscription certificate, will endeavor to sell such unexercised Rights for you. HOWEVER, IF YOU CHOOSE TO HAVE A NEW SUBSCRIPTION CERTIFICATE SENT TO YOU OR TO A TRANSFEREE, YOU OR SUCH TRANSFEREE MAY NOT RECEIVE ANY SUCH NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO PERMIT SALE OR EXERCISE OF THE RIGHTS EVIDENCED THEREBY. If you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the Subscription Price for the number of Rights that you have indicated are being exercised, you will be deemed to have exercised the Basic Subscription Privilege with respect to the maximum number of whole Rights that may be exercised for the Subscription Price payment delivered by you, and to the extent that the Subscription Price payment delivered by you exceeds the product of the Subscription Price multiplied by the number of whole shares that may be purchased by exercise of the Rights evidenced by the subscription certificates delivered by you (such excess being the "Subscription Excess"), you will be deemed to have exercised your Oversubscription Privilege to purchase, to the extent available, that number of whole shares of Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price.

2.       DELIVERY OF STOCK CERTIFICATE, ETC.

         The following deliveries and payments will be made to the address shown on the face of your subscription certificate unless you provide instructions to the contrary on Form 4.

         (a) BASIC SUBSCRIPTION PRIVILEGE. As soon as practicable after the Expiration Date, the Subscription Agent will mail to each exercising Rights holder certificates representing shares of Common Stock purchased pursuant to the Basic Subscription Privilege.

         (b) OVERSUBSCRIPTION PRIVILEGE. As soon as practicable after the Expiration Date, the Subscription Agent will mail to each Rights holder who validly exercised the Oversubscription Privilege the number of shares of Common Stock allocated to such Rights holder pursuant to the Oversubscription Privilege. See "THE RIGHTS OFFERING -- Subscription Privileges -- Oversubscription Privilege" in the Prospectus.

         (c) CASH PAYMENTS. As soon as practicable after the Expiration Date, the Subscription Agent will mail to each Rights holder who exercises the
Oversubscription Privilege any excess funds received in payment of the Subscription Price for Underlying Shares that are subscribed for by such Rights holder but not allocated to such Rights holder pursuant to the Oversubscription Privilege.

         Promptly following the Expiration Date, the Subscription Agent will mail a check for any Rights sold through the Subscription Agent to the holder of such Rights, less applicable commissions, taxes and other charges.

3.       TO SELL OR TRANSFER RIGHTS.

         (a) SALE OF RIGHTS THROUGH A BANK OR BROKER. To sell all Rights evidenced by a subscription certificate through your bank or broker, so indicate on Form 2 and deliver your properly completed and executed subscription certificates to your bank or broker in ample time for them to be exercised. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the subscription certificate as the absolute owner of all of the Rights evidenced by such subscription certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your bank or broker cannot issue subscription certificates, if you wish to sell less than all of the Rights evidenced by a subscription certificate, either you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your bank or broker must first have your subscription certificate divided into subscription certificates of appropriate denominations by following the instructions in paragraph 4 of these instructions. The subscription certificates evidencing the number of Rights you intend to sell can then be transferred by your bank or broker in accordance with the instructions in this paragraph 3(a).

         (b) TRANSFER OF RIGHTS TO A DESIGNATED TRANSFEREE. To transfer all of your Rights to a transferee other than a bank or broker, you must complete Form 2 in its entirety, execute the subscription certificate and have your signature guaranteed by an Eligible Institution. A subscription certificate that has been properly transferred in its entirety may be exercised by a new holder without having a new subscription certificate issued. In order to exercise, or otherwise take action with respect to, such a transferred subscription certificate, the new holder should deliver the subscription certificate, together with payment of the applicable Subscription Price and complete separate instructions signed by the new holder, to the Subscription Agent in ample time to permit the Subscription Agent to take the desired action. Because only the Subscription Agent can issue subscription certificates, if you wish to transfer less than all of the Rights evidenced by your subscription certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your subscription certificate into subscription certificates of appropriate smaller denominations by following the instructions in paragraph 4 of these instructions. The subscription certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this paragraph 3(b).

         (c) SALE OF RIGHTS THROUGH SUBSCRIPTION AGENT. To sell some or all of your Rights through the Subscription Agent, you must check the box in Form 3 and deliver the subscription certificate to the Subscription Agent. Your subscription certificate should be delivered to the Subscription Agent in ample time for it to be sold and exercised, but in no event later than 11:00 a.m., New York City time, on _____________, August ____, 1998. The Subscription Agent's obligation to execute orders is subject to its ability to find buyers. If you wish to sell less than all of your Rights, you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold. Promptly following the Expiration Date, the Subscription Agent will send you a check for the net proceeds of such sale as described in the Prospectus. If you wish to sell Rights through the Subscription Agent, you should also complete the Substitute Form W-8 or W-9 referred to in paragraph 8 of these instructions.

4.       TO HAVE A SUBSCRIPTION CERTIFICATE DIVIDED INTO SMALLER DENOMINATIONS.

         To have a subscription certificate divided into smaller denominations, send your subscription certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing sufficient time for new subscription certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Institution if any of the new subscription certificates are to be issued in a name other than that in which the old subscription certificate was issued. Subscription certificates may not be divided into fractional Rights, and any instruction to do so will be rejected. AS A RESULT OF DELAYS IN THE MAIL, THE TIME OF THE TRANSMITTAL, THE NECESSARY PROCESSING TIME AND OTHER FACTORS, YOU OR YOUR TRANSFEREE MAY NOT RECEIVE SUCH NEW SUBSCRIPTION CERTIFICATES IN TIME TO ENABLE THE RIGHTS HOLDER TO COMPLETE A SALE OR EXERCISE BY THE EXPIRATION DATE. NEITHER THE COMPANY NOR THE SUBSCRIPTION AGENT WILL BE LIABLE TO EITHER A TRANSFEROR OR TRANSFEREE FOR ANY SUCH DELAYS.

5.       EXECUTION.

         (a) EXECUTION BY REGISTERED HOLDER. The signature on the subscription certificate must correspond with the name of the registered holder exactly as it appears on the face of the subscription certificate without any alteration or change whatsoever. Persons who sign the subscription certificate in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

         (b) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the subscription certificate is executed by a person other than the holder named on the face of the subscription certificate, proper evidence of authority of the person executing the subscription certificate must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

         (c) SIGNATURE GUARANTEES. Your signature must be guaranteed by an Eligible Institution if you wish to transfer your Rights, as specified in paragraph 3(b) of these instructions, to a transferee other than a bank or broker, if you wish a new subscription certificate or certificates to be issued in a name other than that in which the old subscription certificate was issued, as specified in paragraph 4 of these instructions, or if you specify special payment or delivery instructions pursuant to Form 4.

6.       METHOD OF DELIVERY.

         The method of delivery of subscription certificates and payment of the Subscription Price to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of any checks sent in payment of the Subscription Price prior to 5:00 p.m., New York City time, on the Expiration Date.

7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

         In the case of holders of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of the Basic Subscription Privilege (but not the Oversubscription Privilege) may be effected by instructing DTC to transfer Rights (such Rights being "DTC Exercised Rights") from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each Underlying Share subscribed for pursuant to the Basic Subscription Privilege. The Oversubscription Privilege in respect of DTC Exercised Rights may not be exercised through DTC. The holder of a DTC Exercised Right may exercise the Oversubscription Privilege in respect of such DTC Right by properly executing and delivering to the Subscription Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, a DTC
Participant Oversubscription Exercise Form, in the form available from the Subscription Agent or Information Agent, together with payment of the appropriate Subscription Price for the number of Underlying Shares for which the Oversubscription Privilege is to be exercised.

         If a Notice of Guaranteed Delivery relates to Rights with respect to which exercise of the Basic Subscription Privilege will be made through DTC and such Notice of Guaranteed Delivery also relates to the exercise of the Oversubscription Privilege, a DTC Participant Oversubscription Exercise Form must also be received by the Subscription Agent in respect of such exercise of the Oversubscription Privilege on or prior to the Expiration Date.

8.       SUBSTITUTE FORMS W-8 AND W-9.

         Each Rights holder who elects either to exercise Rights or to have the Subscription Agent endeavor to sell such holder's Rights should provide the Subscription Agent with either a Certificate of Foreign Status on Substitute Form W-8 or a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9, both of which forms are included below. Additional copies of Substitute Forms W-8 and W-9 may be obtained upon request from the Subscription Agent or Information Agent at the respective address, or by calling the respective telephone number, indicated above. Failure to provide the information on these forms may subject such holder to a $50 penalty and to 31% federal income tax withholding with respect to (i) dividends that may be paid by the Company on shares of Common Stock purchased upon the exercise of Rights (for those holders exercising Rights) or (ii) funds to be remitted to Rights holders in respect of Rights sold by the Subscription Agent (for those holders electing to have the Subscription Agent sell their Rights).

                                                                       EXHIBIT A

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                            SUBSCRIPTION CERTIFICATES

                                    ISSUED BY

                             SIEBERT FINANCIAL CORP.


         This form, or one substantially equivalent hereto, must be used to exercise Rights pursuant to the Rights Offering described in the Prospectus dated July _______, 1998 (the "Prospectus") of Siebert Financial Corp., a New York corporation (the "Company"), if a holder of Rights cannot deliver the subscription certificates(s) evidencing the Rights (the "Subscription Certificate(s)") to the Subscription Agent listed below (the "Subscription Agent") at or prior to 5:00 p.m., New York City time, on ___________, August ____, 1998 (the "Expiration Date"). This form must be delivered by hand or sent by facsimile transmission or overnight courier or mail to the Subscription Agent, and must be received by the Subscription Agent on or prior to the Expiration Date. See "THE RIGHTS OFFERING - Exercise of Rights" in the Prospectus. Payment of the Subscription Price of $_____ per share for each share of the Company's Common Stock subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus at or prior to 5:00 p.m., New York City time, on the Expiration Date even if the Subscription Certificate evidencing such Rights is being delivered pursuant to the procedures for guaranteed delivery thereof.

                                            THE SUBSCRIPTION AGENT IS:

                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                  BY MAIL:                            BY FACSIMILE                            BY HAND:
           American Stock Transfer                   TRANSMISSION:                    American Stock Transfer
               & Trust Company                       (718) 234-5001                       & Trust Company
         40 Wall Street, 46th Floor                                                  40 Wall Street, 46th Floor
          New York, New York 10005                                                    New York, New York 10005
                                                 TO CONFIRM RECEIPT OF
                                               FACSIMILE AND FOR GENERAL
                                                      INFORMATION:
                                                     (800) 937-5449

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         The member firm or bank or trust company that completes this form must communicate the guarantee and the number of shares subscribed for (under both the Basic Subscription Privilege and the Oversubscription Privilege) to the Subscription Agent, and must deliver this Notice of Guaranteed Delivery, guaranteeing delivery of a properly completed and signed copy of the subscription certificate, to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to do so will result in a forfeiture of the Rights.

                                                         SIEBERT FINANCIAL CORP.
GENTLEMEN:

         The undersigned hereby represents that he or she is the holder of Subscription Certificate(s) representing Rights and that such Subscription Certificate(s) cannot be delivered to the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to exercise (i) the Basic Subscription Privilege to subscribe for one share of Common Stock per Right with respect to each of __________ Rights represented by such Subscription Certificate and (ii) the Oversubscription Privilege relating to each such Right to subscribe, to the extent that Excess Shares (as defined in the Prospectus) are available therefor, for an aggregate of up to __________ Excess Shares. The undersigned understands that payment of the Subscription Price of $_____ per share for each share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Oversubscription Privilege must be received by the Subscription Agent at or before 5:00 p.m., New York City time, on the Expiration Date and represents that such payment, in the aggregate amount of $_______________, either (check appropriate box):

         -- is delivered herewith or ______ was delivered separately in the manner set forth below (check appropriate box and complete information relating thereto):

         --   wire transfer of funds

         --   name of transferor institution

         --   date of transfer______________ confirmation number
              (if available)_______________

         -- uncertified check (Payment by uncertified check will not be deemed to have been received by the Subscription Agent until such check has cleared. Holders paying by such means are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment clears by such date.)

         --   certified check

         --   bank draft (cashier's check)

         --   money order

         --   name of maker_____________________________________________________

         --   date and number of check, draft or money order____________________
                                                            (date)      (number)

         --   bank on which check is drawn or issuer of money order_____________


Signature(s)______________________________     Address__________________________
__________________________________________     _________________________________
Name(s)___________________________________     _________________________________
__________________________________________     Tel. No(s)(      )_______________
             Please Type or Print

Subscription Certificate No(s). (if available)__________________________________

--------------------------------------------------------------------------------

                              GUARANTEE OF DELIVERY
        (NOT TO BE USED FOR SUBSCRIPTION CERTIFICATE SIGNATURE GUARANTEE)

         The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, guarantees that the undersigned will deliver to the Subscription Agent the subscription certificate(s) representing the Rights being exercised hereby, with any required signature guarantees and any other required documents, all within three Nasdaq SmallCap Market trading days after the date hereof.

__________________________________________   Dated:_______________________, 1998
__________________________________________   ___________________________________
__________________________________________   ___________________________________
                                                        (Name of Firm)
__________________________________________
                  Address

__________________________________________   ___________________________________
     (Area Code and Telephone Number)               (Authorized Signature)

  Number of Shares on Basic Subscription Privilege:  ____________

  Number of Shares on Oversubscription Privilege:    ____________

__________________________________________   ___________________________________
  Name of Firm                               Authorized Signature

__________________________________________   ___________________________________
  Address                                    Title

__________________________________________   ___________________________________
  (Zip Code)                                 Name

__________________________________________   ___________________________________
  Contact Name                               (Please Type or Print)

                                             ___________________________________
                                             (Phone Number)

-------------------------------------------------------------------------------

         The institution which completes this form must communicate the guarantee to the Subscription Agent prior to 5:00 p.m., New York City time, on the Expiration Date and must deliver the Subscription Certificate(s) to the Subscription Agent within the time period shown herein. Failure to do so could result in a financial loss to such institution.

                                                                       EXHIBIT B

                            IMPORTANT TAX INFORMATION

         Under the federal income tax law, (i) dividend payments that may be made by the Company on shares of Common Stock issued upon the exercise of Rights and (ii) payments that may be remitted by the Subscription Agent to Rights holders in respect of Rights sold on such holders' behalf by the Subscription Agent, may be subject to backup withholding, and each Rights holder who either exercises Rights or requests the Subscription Agent to sell Rights should provide the Subscription Agent (as the Company's agent, in respect of exercised Rights, and as payer with respect to Rights sold by the Subscription Agent) with either a Certificate of Foreign Status on Substitute Form W-8 or such Rights holder's correct taxpayer identification number on Substitute Form W-9, both of which forms are included below. If such Rights holder is an individual, the taxpayer identification number is his social security number. If the Subscription Agent, which is also the transfer agent for the Company, is not provided with either a Certificate of Foreign Status or the correct taxpayer identification number in connection with such payments, the Rights holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

         Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In general, in order for a foreign individual to qualify as an exempt recipient, that Rights holder must submit a statement, signed under the penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Subscription Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, the Company or the Subscription Agent, as the case may be, will be required to withhold 31% of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORMS W-8 AND W-9

         To prevent backup withholding, the Rights holder is required either to provide the Subscription Agent with a Certificate of Foreign Status by completing the Substitute Form W-8 which is included below or to notify the Subscription Agent of his correct taxpayer identification number by completing the Substitute Form W-9 which is included below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a taxpayer identification number) and that such Rights holder is not subject to backup withholding.

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

         The Rights holder is required to give the Subscription Agent the social security number or employer identification number of the record owner of the Rights. If the Rights are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

                              [FORM W-9 GOES HERE]

                              GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                                           NUMBER ON SUBSTITUTE FORM W-9

         GUIDELINES FOR DETERMINING THE PROPER  IDENTIFICATION  NUMBER TO GIVE THE PAYER.  Social Security  numbers have nine digits separated by two hyphens:  i.e.,  000-00-0000.  Employer  identification  numbers have nine digits separated  by only one  hyphen:  i.e.,  00-0000000.  The table  below  will help  determine  the number to give the payer.

 =======================================================      ======================================================
                                                                                               GIVE THE NAME AND
 FOR THIS TYPE OF ACCOUNT:         GIVE THE NAME AND          FOR THIS TYPE OF ACCOUNT:        EMPLOYER
                                   SOCIAL SECURITY                                             IDENTIFICATION
                                   NUMBER OF -                                                 NUMBER OF-
 =======================================================      ======================================================
 1.  Individual                    The individual             6.  A valid trust, estate or     Legal entity (do
                                                              pension trust                    not furnish the
                                                                                               identification
                                                                                               number of the
                                                                                               personal
                                                                                               representative or
                                                                                               trustee unless the
                                                                                               legal entity itself
                                                                                               is not designated
                                                                                               in the account
                                                                                               title)(4)

 2. Two or more  individuals       The actual owner of       7.  Corporation                   The corporation
 (joint account)                   the account or, if
                                   combined funds, the
                                   first individual on
                                   the account(1)

 3. Custodian account of a         The minor(2)              8.  Association,  club,           The organization
 minor (Uniform Gifts to Minors                              religious, charitable, educational
 Act)                                                        or other tax-exempt organization

 4. a. The usual  revocable        The grantor-trustee(1)    9.  Partnership                   The partnership
 savings trust (grantor is also
 trustee)

    b. The so-called trust         The actual owner(1)       10.  A broker or registered       The broker or
 account that is not a legal or                              nominee                           nominee
 valid trust under state law

 5. Sole proprietorship            The owner(3)              11.  Account with the             The public entity
                                                             Department of Agriculture in
                                                             the name of a public entity
                                                             (such as a State or local
                                                             government, school district,
                                                             or prison) that receives
                                                             agricultural program payments
 =======================================================     =======================================================

(1)      List first and circle the name of the person whose  number you furnish.
(2)      Circle the minor's name and furnish the minor's social security number.
(3) Show the name of the owner. You may also enter your business name. You may use your social security number or your employer identification number
(4) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on ALL payments include the following:
   o A corporation.
   o A financial institution.
   o An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7).
   o The United States or any agency or instrumentality thereof.
   o A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
   o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
   o An international organization of any agency or instrumentality thereof.
   o A dealer in securities or commodities registered in the United States or a possession of the United States.
   o A real estate investment trust.
   o A common trust fund operated by a bank under section 584(a).
   o An exempt  charitable  remainder  trust, or a non-exempt trust described in section  4947(a)(1).
   o An  entity  registered  at  all  times  under  the Investment Company
     Act of 1940.
   o A foreign central bank of issue.
   o A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.
   Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
   o Payments to nonresident aliens subject to withholding under section 1441.
   o Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident partner.
   o Payments of patronage dividends where the amount received is not paid in money.
   o Payments made by certain  foreign  organizations.
   Payments of interest not generally subject to backup withholding include the following:
   o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
   o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
   o Payments described in section 6049(b)(5) to nonresident aliens.
   o Payments on tax-free  covenant bonds under section 1451.
   o Payments made by certain foreign organizations.
   o Mortgage interest paid to you.
   Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

   Payments that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N.

   PRIVACY ACT NOTICE. Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES
   (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
   (2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
   (3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

             FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                        OR THE INTERNAL REVENUE SERVICE.

                              [FORM W-8 GOES HERE]

                 GUIDELINES FOR CERTIFICATION OF FOREIGN STATUS
                             ON SUBSTITUTE FORM W-8

         Use Form W-8 to tell a payer, middleman, broker or barter exchange that you are a nonresident alien individual, foreign entity, or exempt foreign person not subject to certain U.S. information return reporting or backup withholding rules. CAUTION: FORM W-8 DOES NOT EXEMPT THE PAYEE FROM THE 30% (OR LOWER TREATY) NONRESIDENT WITHHOLDING RATES WHICH MAY APPLY.

NONRESIDENT ALIEN INDIVIDUAL: For income tax purposes, "nonresident alien individual" means an individual who is neither a U.S. citizen nor resident. Generally, an alien is considered to be a U.S. resident if:

         o The individual was a lawful permanent resident of the United States at any time during the calendar year, that is, the alien held an immigrant visa (a "green card"), or

         o        The individual was physically present in the United States on:

                  (1) at least 31 days during the calendar year, and

                  (2) 183 days or more during the current year and the 2 preceding calendar years (counting all the days of physical presence in the current year, one-third the number of days of presence in the first preceding year, and only one-sixth of the number of days in the second preceding year).

EXEMPT FOREIGN PERSON: For purposes of Form W-8, you are an "exempt foreign person" for a calendar year in which:

         o        You  are  a   nonresident   alien   individual  or  a  foreign
                  corporation, partnership, estate or trust,

         o You are an individual who has not been, and plans not to be, present in the United States for a total of 183 days or more during the calendar year, and

         o You are neither engaged, nor plan to be engaged during the year, in a U.S. trade or business that has effectively connected gains from transactions with a broker or barter exchange.

PERMANENT ADDRESS: Enter your complete address in the country where you reside permanently for income tax purposes:

         IF YOU ARE:                        SHOW THE ADDRESS OF:

         An individual                      Your permanent residence
         A partnership or corporation       Principal office
         An estate or trust                 Permanent residence or principal
                                            office of any fiduciary

         Also show your current mailing address if it differs form your permanent address.

NOTICE OF CHANGE IN STATUS: If you become a U.S. citizen or resident after you have filed Form W-8 or you cease to be an exempt foreign person, you must notify the payer in writing within 30 days of your change of status.

FALSE CERTIFICATE: If you file a false certificate when you are not entitled to the exemption from withholding or reporting, you may be subject to fines and/or imprisonment under U.S. perjury laws.


             FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT
                         OR THE INTERNAL REVENUE SERVICE

                                                                       EXHIBIT C

                             SIEBERT FINANCIAL CORP.

                                 RIGHTS OFFERING

                 DTC PARTICIPANT OVERSUBSCRIPTION EXERCISE FORM

         THIS FORM IS TO BE USED ONLY BY DEPOSITORY TRUST COMPANY PARTICIPANTS TO EXERCISE THE OVERSUBSCRIPTION PRIVILEGE IN RESPECT OF RIGHTS WITH RESPECT TO WHICH THE BASIC SUBSCRIPTION PRIVILEGE WAS EXERCISED AND DELIVERED THROUGH THE FACILITIES OF THE DEPOSITORY TRUST COMPANY. ALL OTHER EXERCISES OF OVERSUBSCRIPTION PRIVILEGES MUST BE EFFECTED BY THE DELIVERY OF THE SUBSCRIPTION FORMS.

                              --------------------

         THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE COMPANY'S PROSPECTUS DATED JULY _______, 1998 (THE "PROSPECTUS") AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS ARE AVAILABLE UPON REQUEST FROM THE COMPANY, THE INFORMATION AGENT AND THE SUBSCRIPTION AGENT.

                              --------------------

         VOID UNLESS RECEIVED BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL BY 5:00 P.M., NEW YORK CITY TIME, ON ___________, AUGUST ________, 1998 (THE
"EXPIRATION DATE").

                              --------------------

         1. The undersigned hereby certifies to the Company and the Subscription Agent that it is a participant in The Depository Trust Company ("DTC") and that it has either (i) exercised the Basic Subscription Privilege in respect of Rights and delivered such exercised Rights to the Subscription Agent by means of transfer to the DTC account of the Subscription Agent or (ii) delivered to the Subscription Agent a Notice of Guaranteed Delivery in respect of the exercise of the Basic Subscription Privilege and will deliver the Subscription Certificate(s) called for in such Notice of Guaranteed Delivery to the Subscription Agent by means of transfer to such DTC account of the Subscription Agent. The undersigned hereby certifies to the Company and the Subscription Agent that the beneficial holders owned __________ shares of Common Stock on the Record Date.

         2. The undersigned hereby exercises the Oversubscription Privilege to purchase, to the extent available, shares of Common Stock and certifies to the Company and the Subscription Agent that such Oversubscription Privilege is being exercised for the account or accounts of persons (which may include the undersigned) on whose behalf the Basic Subscription Privilege has been exercised in its entirety.

         3. The undersigned understands that payment of the Subscription Price of $______ per share for each share of Common Stock subscribed for pursuant to the Oversubscription Privilege must be received by the Subscription Agent at or before 5:00 p.m. New York City time on the Expiration Date and represents that such payment, in the aggregate amount of $_______________, is or was delivered in the manner set forth below (check appropriate box and complete relating thereto):

         ____   uncertified check

         ____   certified check

         ____   bank draft

         4. The undersigned understands that in the event it is not allocated the full amount of shares oversubscribed for above, any excess payment to be refunded by the Company will be mailed to it by the Subscription Agent as provided in the Prospectus.

================================================================================


   __________________________________________________________________________
                     Basic Subscription Confirmation Number


   __________________________________________________________________________
                                 DTC Participant


   __________________________________________________________________________
                             Name of DTC Participant

By:_____________________________________________________________________________
   Name:
   Title:


Contact Name:___________________________________________________________________


Phone Number:___________________________________________________________________


Dated:__________________________________________________________________________

================================================================================

                                      C-2